SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------

                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant                              [X]
Filed by party other than the registrant             [ ]

Check the appropriate box:


[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12



                              ELTRAX SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

                              ELTRAX SYSTEMS, INC.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1        Title of each class of securities to which transaction applies:


        2        Aggregate number of securities to which transaction applies:


        3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*


        4        Proposed maximum aggregate value of transaction:


* Set forth the amount on which the filing fee is calculated and state how its determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1        Amount Previously Paid:

        2        Form, Schedule or Registration Statement No.:

        3        Filing Party:

        4        Date Filed:






                               1996 ANNUAL MEETING

                              ELTRAX SYSTEMS, INC.
                             RUSH LAKE BUSINESS PARK
                               1775 OLD HIGHWAY 8
                            ST. PAUL, MINNESOTA 55112




TO THE SHAREHOLDERS OF ELTRAX SYSTEMS, INC.:


         You are cordially invited to attend our Annual Meeting of Shareholders to be held on July 23, 1996, at 10:00 a.m., local time, at the Sheraton
Park Place Hotel, 1500 Park Place Boulevard, St. Louis Park, Minnesota.


         The formal Notice of Meeting, Proxy Statement and form of proxy are enclosed.

         Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.

                                             Very truly yours,



                                             Mack V. Traynor III
                                             Chief Executive Officer
                                             and President




July 1, 1996







                          PLEASE SIGN, DATE AND RETURN
                           THE ENCLOSED PROXY PROMPTLY
                         TO SAVE THE COMPANY THE EXPENSE
                           OF ADDITIONAL SOLICITATION.




                              ELTRAX SYSTEMS, INC.
                             RUSH LAKE BUSINESS PARK
                               1775 OLD HIGHWAY 8
                            ST. PAUL, MINNESOTA 55112

                         ------------------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD JULY 23, 1996


                          -----------------------------

TO THE SHAREHOLDERS OF ELTRAX SYSTEMS, INC.:


          Notice is hereby given that the Annual Meeting of Shareholders of Eltrax Systems, Inc. (the "Company") will be held on July 23, 1996, at 10:00 a.m., local time, at the Sheraton Park Place Hotel, 1500 Park Place Boulevard, St. Louis Park, Minnesota, for the following purposes:


         1. To elect seven (7) persons to serve as directors for the ensuing year or until their successors are elected and qualified;

         2. To act on the proposal to amend Article III, Section 3.1 of the Amended and Restated Articles of Incorporation of the Company to increase the number of authorized shares of common stock of the Company, $.01 par value (the "Common Stock") from 8,000,000 to 50,000,000; and

         3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

         The close of business on June 27, 1996 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournments thereof.

                                          By Order of the Board of Directors


                                          Mack V. Traynor III
                                          Chief Executive Officer
                                          and President


Dated:  July 1, 1996



         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. NO ADMISSION TICKET OR OTHER CREDENTIALS WILL BE NECESSARY. IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE BE SURE YOU ARE REPRESENTED AT THE MEETING BY MARKING, SIGNING, DATING AND MAILING YOUR PROXY IN THE REPLY ENVELOPE PROVIDED.




                              ELTRAX SYSTEMS, INC.
                             RUSH LAKE BUSINESS PARK
                               1775 OLD HIGHWAY 8
                            ST. PAUL, MINNESOTA 55112
                               -------------------


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 23, 1996
                               -------------------


                                  INTRODUCTION


         The Annual Meeting of Shareholders of Eltrax Systems, Inc. (the "Company") will be held on July 23, 1996, at 10:00 a.m., local time, at the Sheraton Park Place Hotel, 1500 Park Place Boulevard, St. Louis Park, Minnesota, or at any adjournment or adjournments thereof, for the purposes set forth in the Notice of Meeting.


         A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to SIGN AND RETURN THE PROXY CARD IN THE ACCOMPANYING ENVELOPE. No postage is required if mailed within the United States. The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of the Company's common stock, $.01 par value (the "Common Stock"), will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile or personal conversation. The Company may reimburse brokerage firms and others for reasonable expenses in forwarding proxy materials to the beneficial owners of the Common Stock. The Company may also elect to retain professional solicitors to assist in the solicitation of proxies. Any professional solicitors will be paid by the Company.

         Any proxy given pursuant to this solicitation and received in time for the Annual Meeting will be voted in accordance with the instructions given in such proxy. Any shareholder giving a proxy may revoke it any time prior to its use at the Annual Meeting by giving written notice of such revocation to the Chief Executive Officer of the Company, by filing a revoking instrument or a duly executed proxy bearing a later date with the Chief Executive Officer of the Company or by attending the Annual Meeting and voting in person. Proxies that are signed by shareholders but that lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the election as directors of the nominees listed in this Proxy Statement.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING.


         The Company expects that this proxy material will first be mailed to shareholders on or about July 1, 1996.





                                VOTING OF SHARES

         The close of business on Thursday, June 27, 1996, has been fixed by the Board of Directors of the Company as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. On June 27, 1996, the Company had outstanding 6,583,563 shares of Common Stock, each such share entitling the holder thereof to one vote in person or by proxy on each matter to be voted on at the Annual Meeting, voting together as a single class.

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the meeting (3,291,782 shares as of June 27, 1996) is required for a quorum for the transaction of business. In general, shares of Common Stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received and the broker has no discretionary authority to vote).

         The election of a nominee for director and the approval of any other proposal described in this Proxy Statement require the approval of a majority of the shares present and entitled to vote in person or by proxy on that matter (and at least a majority of the minimum number of votes necessary for a quorum to transact business at the meeting). Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter. Shares represented by a proxy card including any broker non-vote on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

NOMINATION

         The Bylaws of the Company provide that the number of directors shall consist of at least one and not more than seven. The Board of Directors of the Company (the "Board") has determined that there will be seven directors of the Company elected at the Annual Meeting. The Board has nominated the seven individuals named below to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors have been elected and qualified. All of the nominees are members of the current Board. The election of each nominee requires the affirmative vote of a majority of the shares of the Common Stock represented in person or by proxy at the Annual Meeting.


BOARD OF DIRECTORS RECOMMENDATION

         The Board recommends a vote FOR the election of each of the nominees listed below. The election of each nominee requires the affirmative vote of the shareholders holding at least a majority of the shares of Common Stock of the Company represented in person or by proxy at the Meeting. In the absence of other instructions, the proxies will be voted FOR the election of the nominees named below. If prior to the meeting the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that otherwise would have been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies, at the Board's discretion, may be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

INFORMATION ABOUT NOMINEES

         The following information has been furnished to the Company by the persons who have been nominated by the Board to serve as directors for the ensuing year.

                                        Current
Name of Nominee             Age         Position(s)


Mack V. Traynor III         38          President, Chief Executive Officer,
                                        Chief Financial Officer and Director


William P. O'Reilly         50          Chairman of the Board and Director

Patrick J. Dirk             56          Director

Gene A. Bier                57          Director

Thomas F. Madison           60          Director

Clunet R. Lewis             49          Director

Howard B. Norton            44          Director

OTHER INFORMATION ABOUT NOMINEES


          MACK V. TRAYNOR has been the President and Chief Executive Officer of the Company since August 1995. Mr. Traynor has served as the Company's Chief Financial Officer since September 1995. From June 1988 to July 1995, Mr.
Traynor was the President and Chief Operating Officer of Military Communications Center, Inc., a company which provided telecommunications services to U.S. military personnel and which was acquired by LDDS Communications in October 1994. From July 1980 to May 1988, Mr. Traynor was employed by U.S. West, most recently as President of the US West Enterprises Technologies Division, which was responsible for designing, developing and marketing new products for the telecommunications industry.


         WILLIAM P. O'REILLY has been a director since July 1, 1995 and became Chairman of the Board of Directors in August 1995. For the past 15 years, Mr. O'Reilly has been a private investor and entrepreneur who has managed several different successful business ventures. Mr. O'Reilly is currently the President of Montana Corp., a company involved in business investments. In 1989, Mr. O'Reilly formed a group of investors to acquire Military Communications Center, Inc., where he served as Chairman of the Board and Chief Executive Officer from 1989 to 1994. In 1986, Mr. O'Reilly founded Digital Signal, Inc., a provider of fiber optic capacity to long distance carriers in the telecommunications industry, where he served as Chief Executive Officer from 1986 to 1989. In 1981, Mr. O'Reilly founded Lexitel Corporation, a long distance carrier (which was subsequently acquired by ALC Communications, Inc.), where he served as Chairman of the Board and Chief Executive Officer from 1980 to 1984. Mr. O'Reilly is also currently a director of Charter Communications, Inc., a builder and operator of international communication networks which provides voice, video and data services, and Restor Industries, Inc., a value added reseller of telecommunications equipment.

         PATRICK J. DIRK is a founder of the Company and has served as a director of the Company since its formation and served as Chairman of the Board from February 1995 until August 1995. Mr. Dirk served as President and Chief Executive Officer of the Company from its formation until September 1985 and as Chairman of the Board from formation until May 1989. Mr. Dirk is the Chairman of the Board and Chief Executive Officer of Pierce Companies, Inc., a manufacturer and marketer specializing in printing systems and related supplies. From 1973 until 1982, Mr. Dirk was employed in various capacities by Kroy Inc., a Minnesota corporation involved in manufacturing automated lettering machines and related products, serving most recently as President and a member of the Board of Directors.

         GENE A. BIER has been a director of the Company since July 1986 and was Chairman of the Board of Directors from June 1989 to March 1990. Mr. Bier is currently the President and Chief Executive Officer of XCORP Business Development, Inc., a Minnesota corporation. Mr. Bier was Vice President and Chief Executive Officer of Minnesota Northwestern Bell and has served in various capacities in the Bell System from 1963 until January 1987. Mr. Bier has served on the boards of many local organizations, including the Minnesota Business Partnership, Inc., the Greater Minneapolis Metropolitan Housing Corporation, the United Way of Minneapolis and the Metropolitan Medical Center. He is a past chairman of the Greater Minneapolis Chamber of Commerce, the Governor's Jobs Training Council and the Minnesota State Lottery Board.

         THOMAS F. MADISON has served as a director of the Company since August 1993. Since January, 1993, Mr. Madison has been President and Chief Executive Officer of MLM Partners, a company involved in small business consulting and investments. Mr. Madison was Vice Chairman Office of the CEO for Minnesota Mutual Life Insurance Company. From July 1988 to December 1992, Mr. Madison served as President of US West Communications - Markets. Mr. Madison is currently a director of Valmont Industries, Inc., Minnegasco, Span Link Communications, Inc., Voyageur Mutual Funds, and serves on the advisory board of Alexander & Alexander.

         CLUNET R. LEWIS is currently the president of CRL Enterprises, Inc., a legal and business consulting firm. Prior to becoming president of CRL Enterprises, Inc., Mr. Lewis was a member of the law firm of Jaffe, Raitt, Heuer & Weiss, P.C. for 20 years, ending in 1993. From 1989 to 1994, Mr. Lewis acted as Secretary, General Counsel and director of Military Communications Center, Inc. Since 1993, Mr. Lewis has also served on the Board of Directors and the audit committee of Sun Communities, Inc., a New York Stock Exchange real estate investment trust.

         HOWARD B. NORTON has since 1989 been the President, and Vice President of Nordata, Inc., and Rudata, Inc., collectively d/b/a Datatech, respectively, a data communications distribution company, which provides wide area networking solutions to its customers. Mr. Norton is also a founder of both Nordata, Inc. and Rudata, Inc.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

         The business and affairs of the Company are managed by the Board, which met fifteen (15) times during the fiscal year ended March 31, 1996 ("fiscal 1996"). The Board has also established a Compensation Committee and an Audit Committee.

         The current members of the Compensation Committee are Messrs. Bier and Madison. The function of the Compensation Committee is to set the compensation for those officers of the Company who are also directors of the Company and to act on other such matters relating to compensation as it deems appropriate, including the administration of the Company's 1992 Stock Incentive Plan (the "1992 Plan") and the Company's 1995 Stock Incentive Plan (the "1995 Plan"). The Compensation Committee met eight (8) times during fiscal 1996.

         The members of the Audit Committee are Messrs. Dirk and Lewis. The function of the Audit Committee is to review the accounting, auditing, operating and reporting practices of the Company. The Audit Committee reviews all financial releases to the public, the Company's annual financial statements, changes in accounting practices, the selection and scope of the work of the Company's independent auditors and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee met three
(3) times during fiscal 1996.

         All of the Directors attended 75% or more of the meetings of the Board and committees on which they served during fiscal 1996.

DIRECTOR COMPENSATION

         DIRECTORS' FEES. The Company has not paid fees to the members of the Board; however, effective as of June 1, 1996, the Company has implemented a new plan to pay directors $1,500 cash compensation for each fiscal quarter (in addition to automatic grants of options which are also awarded quarterly under the Company's 1995 Plan) which compensation is payable on the first business day following each quarter during which they serve as a Board member. The Company also reimburses directors for out-of-pocket expenses incurred in attending Board or committee meetings. The Company has in the past and may in the future grant options to directors who are employees of the Company.

         NON-EMPLOYEE DIRECTOR OPTIONS. Non-employee directors are automatically granted options to purchase 1,500 shares of the Common Stock following each fiscal quarter in which the director served ("Director Options"), subject to certain limitations, under the Company's 1995 Plan. Pursuant to the terms of the 1995 Plan, each of such options had (i) a ten year term, (ii) an exercise price equal to 100% of the fair market value of one share of the Common Stock on the date of the automatic grant and (iii) become fully exercisable immediately on the date of grant. Accordingly, in fiscal 1996, Messrs. Bier, Dirk and Madison each received options to purchase an aggregate of 6,000 shares of the Common Stock, and Messrs. O'Reilly and Lewis each received options to purchase an aggregate of 4,500 shares of the Common Stock.


                      PRINCIPAL SHAREHOLDERS AND BENEFICIAL
                             OWNERSHIP OF MANAGEMENT


         The following table sets forth information regarding the beneficial ownership of the Common Stock of the Company as of June 25, 1996, unless otherwise noted, by (a) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (b) each director, nominee and executive officer named in the Summary Compensation Table below under the heading "Executive Compensation and Other Benefits -- Summary of Cash and Certain Other Compensation," and (c) all executive officers and directors of the Company as a group.




                                                     SHARES OF COMMON STOCK
                                                      BENEFICIALLY OWNED (1)(2)
                                                                       PERCENT
NAME                                               AMOUNT             OF CLASS

Howard B. and Ruby L. Norton                      983,000  (3)          14.9%
     27126 Paseo Espada, Suite 1602
     San Juan Capistrano, California 92675

William P. O'Reilly                             1,003,766  (4)          14.5%
     2000 Town Center
     Suite 690
     Southfield, Michigan 48075

Mack V. Traynor III                               471,553  (5)           6.9%
     1775 Old Highway 8
     St. Paul, Minnesota 55112

Patrick J. Dirk                                   355,442  (6)           5.3%
     Pierce Companies, Inc.
     2331 South Pullman Street
     Santa Ana, California 92705

Clunet R. Lewis                                   307,553  (7)           4.6%
     2000 Town Center
     Suite 690
     Southfield, Michigan 48075

Thomas F. Madison                                 136,500  (8)           2.1%
     Suite 2100
     200 South 5th Street
     Minneapolis, Minnesota 55402

Gene A. Bier                                       88,850  (9)           1.3%
     2820 Holly Lane
     Plymouth, Minnesota 55447

All current directors and
executive officers
as a group (7 persons)                          3,346,664  (10)         44.7%




(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by such person or group.

(2) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares.


(3) Includes 983,000 shares of Common Stock owned jointly by Mr. and Ms. Norton as community property, 450,000 of such shares are held in escrow by Norwest Bank, Minnesota, N.A.



(4) Includes warrants to purchase 314,286 shares and options to purchase 6,000 shares of Common Stock exercisable within 60 days.



(5) Includes warrants to purchase 42,857 shares and options to purchase 250,000 shares of Common Stock exercisable within 60 days.


(6) Includes 11,567 shares of the Common Stock owned by Pierce Companies, Inc. of which Mr. Dirk is the Chairman of the Board, as to which he may be deemed to have (sole) voting and investment power, 237,875 shares owned jointly with Mr. Dirk's wife, as to which he may be deemed to share voting and investment power, 36,000 shares of the Common Stock purchasable upon the exercise of outstanding stock options and 40,000 shares of the Common Stock into which 4,000 shares of the Preferred Stock (100% of the outstanding shares of the Preferred Stock) held jointly by Mr. Dirk and his wife may be converted.


(7) Includes warrants to purchase 142,857 shares and options to purchase 6,000 shares of Common Stock exercisable within 60 days.



(8) Includes 26,500 shares of the Common Stock purchasable upon the exercise of outstanding stock options exercisable within 60 days.



(9) Includes 72,850 shares of the Common Stock purchasable upon the exercise of outstanding stock options exercisable within 60 days.


(10) Includes an aggregate of 2,232,442 shares of the Common Stock held by controlled corporations, children, jointly with spouses or by spouses, as to which members of the group may be deemed to have sole or shared voting and investment power, 397,350 shares of the Common Stock purchasable upon the exercise of outstanding stock options exercisable within 60 days held by members of the group, 40,000 shares of the Common Stock into which 4,000 shares of the Preferred Stock held by members of the group (or owned jointly with their spouses) may be converted and 500,000 shares of the Common Stock purchasable upon the exercise of outstanding warrants exercisable within 60 days held by members of the group.


                    EXECUTIVE COMPENSATION AND OTHER BENEFITS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer, and the former Chief Executive Officer of the Company (the "Named Officers"). No other executive officer of the Company earned in excess of $100,000 during fiscal 1996.

                           SUMMARY COMPENSATION TABLE

                                                                  LONG TERM
                                 FISCAL                          COMPENSATION
                                  YEAR                            SECURITIES
NAME AND                          ENDED     ANNUAL COMPENSATION   UNDERLYING
PRINCIPAL POSITION              MARCH 31   SALARY($)   BONUS($)   OPTIONS(#)
- ------------------              --------   ---------   --------   ----------


Mack V. Traynor III (1)            1996     $ 65,000    $    0      250,000
 Chief Executive Officer and       1995            0         0            0
 President                         1994            0         0            0


Patrick J. Oven (1)                1996     $ 51,431    $    0       62,795 (2)
 Former Chief Executive            1995      105,558         0       49,167
 Officer and President             1994      108,223         0            0



(1) Mack V. Traynor became the Company's Chief Executive Officer and President on August 1, 1995, thereby replacing Mr. Oven in that capacity. Effective August 1, 1995, Mr. Oven began serving as President of the Company's Healthcare Group, a position from which he resigned September 29, 1995.

(2) Reflects the extension through March 31, 1996 of the vested portion only of outstanding options previously granted to Mr. Oven under the Company's 1992 and 1995 Plan by the Compensation Committee of the Board of Directors on September 25, 1995.

OPTION GRANTS

         The following table summarizes option grants during fiscal 1996 to the Named Officers and the potential realizable value of the options held by such persons at March 31, 1996.



                        OPTION GRANTS IN LAST FISCAL YEAR


                                                             INDIVIDUAL GRANTS
                                      ------------------------------------------------------
                                                      % OF TOTAL
                                                        OPTIONS
                                                      GRANTED TO            EXERCISE
                                                       EMPLOYEES             OR BASE
                                  OPTIONS              IN FISCAL              PRICE         EXPIRATION
NAME                           GRANTED(#)(1)             YEAR                ($/SH)            DATE
- ----                           -------------           ---------             ------         ----------
Mack V. Traynor III            50,000(2)                  18.9                 $.41          6/23/05
                              100,000(3)                  37.8                 $.75          6/23/05
                              100,000(4)                  37.8                $1.00          6/23/05

Patrick J. Oven                   -0-(5)                   -0-                  -0-              N/A



(1) All options granted were granted under the 1995 Plan. To the extent not already exercisable, options granted under the 1992 Plan become immediately exercisable in full upon certain changes in control of the Company, provided that, upon such a change in control, the Board may determine that holders of options granted under the 1992 Plan will receive cash in an amount equal to the excess of the fair market value of such shares immediately prior to the effective date of such change in control of the Company over the exercise price of such options.

(2) These options vest immediately at date of grant which was June 23, 1995.

(3) These options vest, either when the per share price of the Company's Common Stock reaches $3.00, or January 1, 1997, whichever occurs sooner. These options vested on February 27, 1996.

(4) These options vest, either when the per share price of the Company's Common Stock reaches $5.00, or June 1, 1998, whichever occurs sooner. These options vested on May 23, 1996.

(5) No options were granted to Mr. Oven in fiscal 1996; however on September 25, 1995, the Board's Compensation Committee extended the vested portion only of Mr. Oven's outstanding options.




         OPTION EXERCISES. The following table summarizes option exercises during fiscal 1996 by the Named Officers and the number of options held by the Named Officers as of March 31, 1996.

                         AGGREGATED OPTION EXERCISES IN
               LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF                           VALUE OF
                                                           SECURITIES UNDERLYING             UNEXERCISED IN-THE-MONEY
                                                            UNEXERCISED OPTIONS                     OPTIONS AT
                                                             AT MARCH 31, 1996                  MARCH 31, 1996 (1)
                                                        ----------------------------       ------------------------------
                      SHARES ACQUIRED       VALUE
NAME                    ON EXERCISE       REALIZED      EXERCISABLE    UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
- ----                   -------------      --------      -----------    -------------       -----------      -------------

Mack V. Traynor III              0        $      0        150,000         100,000            $461,375        $231,250

Patrick J. Oven             22,292        $ 27,162              0               0                   0               0


(1) Value of the Company's unexercised, in-the-money options based on the average of the high and low price of the Company's Common Stock as of March 29, 1996 which was $3.3125.

CHANGE IN CONTROL AGREEMENTS

         Under both the 1992 Plan and the 1995 Plan, outstanding non-vested incentive awards are accelerated in connection with a change in control of the Company.




                                   PROPOSAL 2

                              PROPOSAL TO AMEND THE
                     COMPANY'S ARTICLES OF INCORPORATION TO
                        INCREASE AUTHORIZED COMMON SHARES

INTRODUCTION


         At present, the Company's Articles of Incorporation authorize the issuance of 8,000,000 shares of Common Stock. As of June 25, 1996, 6,583,563 shares of Common Stock were issued and outstanding, 242,112 shares are reserved for issuance, though not issued, under the Company's option plans and 1,446,587 shares are reserved for issued and outstanding options and warrants. In addition, holders of options, warrants and convertible Preferred Stock of the Company which are exercisable or convertible into an aggregate 838,000 shares of Common Stock have agreed to suspend their right to purchase shares of Common Stock until such time as an adequate number of shares are available. Accordingly, on June 25, 1996, there were approximately 529,000 shares of Common Stock available for issuance or sale by the Company other than those issuable as described above.


AMENDMENT


         On May 17, 1996, the Board approved an increase in the authorized number of shares of Common Stock from 8,000,000 to 50,000,000 shares, subject to shareholder approval. If this amendment is approved by the Company's shareholders, 41,690,738 shares of Common Stock will be authorized and available for issuance or sale by the Company immediately after the Annual Meeting, other than those issuable as described above.


PURPOSE AND EFFECT OF PROPOSED AMENDMENT


         The Board believes that it is necessary and desirable to increase the number of shares of Common Stock that the Company is authorized to issue to give the Board additional flexibility to raise equity capital, adopt additional employee benefit plans, make acquisitions through the use of stock, and to enable the Board to reserve additional shares for issuance under any warrants which may be issued in the future. Although the Board continues to analyze possible acquisitions and other transactions that may involve the issuance of shares of Common Stock, the Board has no immediate plans, understandings, agreements or commitments to issue additional Common Stock for any of these purposes, except as permitted or required by the Company's incentive stock plan or as may otherwise be available currently under the Company's authorized Common Stock. The Board believes that the proposed increase in the authorized shares would make it unnecessary to hold a special shareholders' meeting in the future for the purpose of authorizing an increase in the authorized Common Stock should the Company decide to use its shares for one or more of such previously mentioned purposes. No additional action or authorization by the Company's shareholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or regulation.


         Under the Company's Articles of Incorporation, the Company's shareholders do not have preemptive rights with respect to the Common Stock. Thus, should the Board elect to issue additional shares of Common Stock, existing shareholders would not have any preferential rights to purchase such shares. In addition, if the Board elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the shareholdings of current shareholders.

         The proposed amendment to increase the authorized number of shares of Common Stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. In the event of a hostile attempt to take over the Company, it might be possible for the Company to try to impede such an attempt by issuing shares of the Common Stock through a "private placement" to a friendly party, thereby diluting the voting power of the other outstanding shares and increasing the potential cost to acquire control of the Company. The overall effect, therefore, could be to discourage unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendment may limit the opportunity for the Company's shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

         In addition, the proposed amendment may have the effect of permitting the Company's current management, including the current Board, to retain its position and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company's business. As previously stated, however, the only intended purpose of the proposed amendment is to increase the number of available shares of Common Stock in order to give the Board more flexibility in conducting normal business operations, and the proposal is not being presented as, nor is it part of, a plan to adopt a series of anti-takeover measures.

PROPOSED RESOLUTION

         A resolution in substantially the following form will be submitted to the shareholders at the Annual Meeting:

         "RESOLVED, that the Company's authorized shares of Common Stock be increased from 8,000,000 shares to 50,000,000 shares.

         RESOLVED FURTHER, that appropriate officers of the Company be, and the same are, hereby resolved, empowered and directed in the name on behalf of the Company to take such action and execute such documents as may be deemed necessary or desirable to carry out the intent and purpose of the foregoing resolution."

RECOMMENDATION OF THE BOARD

         The Board recommends a vote FOR approval of such increase. The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Annual Meeting, assuming a quorum is present, is necessary for approval. Unless a contrary choice is specified, proxies solicited by the Board will be voted FOR approval of such increase.

                              SECTION 16 COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company during the period ended March 31, 1996, no directors, officers and beneficial owners of greater than 10% of the Company's Common Stock have failed to file on a timely basis the forms required by Section 16 of the Exchange Act.



                      SELECTION OF INDEPENDENT ACCOUNTANTS


         The Board of Directors has appointed Coopers & Lybrand, L.L.P. as the Company's independent accountants for the fiscal year ending March 31, 1997. Representatives of Coopers & Lybrand, L.L.P., will be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they so desire and will be available to respond to questions.


                  SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

         Proposals of shareholders intended to be presented in the proxy materials relating to the next Annual Meeting must be received by the Company at its principal executive offices on or before February 5, 1997. Such proposals should be directed to the Company: Rush Lake Business Park, 1775 Old Highway 8, St. Paul, Minnesota 55112; Attention: Shareholder Relations.

                                  OTHER MATTERS

         The management of the Company does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting except those described in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

                                  MISCELLANEOUS

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED MARCH 31, 1996 TO EACH PERSON WHO WAS A SHAREHOLDER OF THE COMPANY AS OF JUNE 27, 1996, UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH AN ANNUAL REPORT. SUCH REQUEST SHOULD BE SENT TO: RUSH LAKE BUSINESS PARK, 1775 OLD HIGHWAY 8, ST. PAUL, MINNESOTA 55112; ATTENTION: SHAREHOLDER RELATIONS.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      Mack V. Traynor III
                                      Chief Executive Officer
                                      and President


St. Paul, Minnesota
July 1, 1996






- --------------------------------------------------------------------------------



                                      PROXY

                              ELTRAX SYSTEMS, INC.
                             Rush Lake Business Park
                               1775 Old Highway 8
                            St. Paul, Minnesota 55112

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


         The undersigned hereby appoints WILLIAM P. O'REILLY and MACK V. TRAYNOR III and each of them, as Proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Eltrax Systems, Inc. held of record by the undersigned on June 27, 1996, at the Annual Meeting of Shareholders to be held on July 23, 1996, or any adjournment, thereof.


1.       ELECTION OF DIRECTORS.

         |_|  FOR all nominees listed below      |_|  AGAINST all nominees
              (except as marked to the                listed below
              contrary below)

         (INSTRUCTION: TO VOTE AGAINST ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME)

         GENE A. BIER, PATRICK J. DIRK, CLUNET R. LEWIS, THOMAS F. MADISON, HOWARD B. NORTON, WILLIAM P. O'REILLY, MACK V. TRAYNOR III

2. PROPOSAL TO AMEND ARTICLE III, SECTION 3.1 OF THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 8,000,000 TO 50,000,000.

         |_|      FOR         |_|      AGAINST         |_|      ABSTAIN


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2 AND FOR ALL NOMINEES NAMED IN PROPOSAL 1 ABOVE. Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                          Dated: ________________________, 1996


                                          _____________________________________
                                                       Signature

                                          _____________________________________
                                                 Signature if held jointly

                                          PLEASE MARK, SIGN, DATE AND RETURN THE
                                          PROXY CARD PROMPTLY USING THE ENCLOSED
                                          ENVELOPE